SUPPLEMENT DATED MARCH 31, 2022
to

PROSPECTUSES DATED MAY 2, 2011
FOR MASTERS I SHARE NY, MASTERS CHOICE II NY, MASTERS FLEX II NY,
AND MASTERS EXTRA II NY

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS EXTRA NY, MASTERS ACCESS NY, MASTERS CHOICE NY,
AND MASTERS FLEX NY

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT C

This supplement contains information regarding changes to an investment option that is available under your Contract.

Effective on or about April 29, 2022, the name of the following investment option will be changed:

Current Name	New Name

Invesco V.I. International Growth Fund	Invesco V.I. EQV International Equity Fund

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.